INVESCO Actively Managed EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED October 31, 2022 TO THE PROSPECTUSes Dated
February 25, 2022, As previously supplemented of:
Invesco Balanced Multi-Asset Allocation ETF (PSMB)
Invesco Conservative Multi-Asset Allocation ETF (PSMC)
Invesco Growth Multi-Asset Allocation ETF (PSMG)
Invesco Moderately Conservative Multi-Asset Allocation ETF (PSMM)
(each, a “Fund”)
Effective immediately, the following replaces the sixth paragraph in the section titled “Additional Information About the Fund’s Strategies and Risks–Principal Investment Strategies” of each Statutory Prospectus:
The Sub-Adviser generally rebalances the Fund quarterly during the first week of February, May, August and November. The Fund resets the weightings of the Underlying ETFs monthly on the third Friday of the month except the months coinciding with the quarterly rebalances.
Please Retain This Supplement For Future Reference.
P-PSM4-PRO-SUP 103122